UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 1, 2005

TASKER CAPITAL CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-32019	88-0426048
(State or other incorporation)	(Commission jurisdiction of File Number)	(IRS Employer Identification Number)

39 Old Ridgebury Road, Suite 14, Danbury, CT 06810-5116

(Address of principal executive offices, including zip code)

(203) 730-4350

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On November 1, 2005, the Registrant issued a press release responding to a press release issued by Micro Laboratories, Inc. See Exhibit 99.1, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibit is filed with this report:

Exhibit No.	Exhibit Description

99.1	Press release issued by Tasker Capital Corp., dated November 1, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TASKER CAPITAL CORP.

(Registrant)

By: /s/ Robert D. Jenkins

        Robert D. Jenkins

        Chief Financial Officer

Date: November 1, 2005